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                                                                    EXHIBIT 99.3

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                          SLM STUDENT LOAN TRUST 2003-5

                       ADMINISTRATION AGREEMENT SUPPLEMENT


                            DATED AS OF MAY 20, 2003


                                       TO


                         MASTER ADMINISTRATION AGREEMENT


                             DATED AS OF MAY 1, 1997


                                     BETWEEN


                                 SLM FUNDING LLC


                                       AND


                       STUDENT LOAN MARKETING ASSOCIATION


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     SLM Student Loan Trust 2003-5 Administration Agreement Supplement dated as of May 20, 2003 (the "Supplement") to the Master Administration Agreement dated as of May 1, 1997 (the "Agreement") between SLM Funding LLC, as successor in interest to SLM Funding Corporation (the "Depositor"), and Student Loan Marketing Association (the "Administrator").

     This Supplement is being delivered to the Administrator pursuant to and in satisfaction of the conditions set forth in Section 1.2(a) of the Agreement with respect to SLM Student Loan Trust 2003-5 (the "Trust"). The provisions of this Supplement shall be applicable only to SLM Student Loan Trust 2003-5.

     General. The Trust is issuing its Class A Notes, Class B Notes and an Excess Distribution Certificate only. It will not issue Certificates. Accordingly, all usages of "Certificates" and of terms referring thereto in the Agreement shall be disregarded. In addition, with respect to the Trust only, all references to the "Seller" in the Agreement shall be deleted and replaced with the "Depositor", references to "SLM Funding Corporation, a Delaware corporation" shall be deleted and replaced with "SLM Funding LLC, a Delaware limited liability company, successor in interest to SLM Funding Corporation, a Delaware corporation" and all references to the "Issuer" shall be deleted and replaced with the "Trust".

1. The following entities are hereby designated in accordance with clause 1 of
   Section 1.2(a) of the Agreement:

     The Trust: SLM Student Loan Trust 2003-5

     The Eligible Lender Trustee: Chase Manhattan Bank USA, National Association

     The Interim Eligible Lender Trustee: Chase Manhattan Bank USA, National Association

     The Indenture Trustee: The Bank of New York; references to Bankers Trust Company in the Agreement shall mean The Bank of New York for the purposes of the Trust

     The initial deposit into the Collection Account on the Closing Date, which Sallie Mae shall make on behalf of the Trust in accordance with Section 2.6C of the Agreement shall be: $0.00.

2. Attached hereto is Appendix A (SLM Student Loan Trust 2003-5) containing those definitions that shall be applicable to the Agreement (including this supplement) in connection with the Trust in place of the definitions contained in Appendix A (Master) attached to the Agreement.

3. Each of the Basic Documents (other than the Agreement) has been executed and delivered by each of the parties thereto, is being delivered to the Administrator together with this Supplement and is in substantially the respective forms attached to the Agreement as Exhibits B through I (to the extent applicable).

4. 4. Notwithstanding anything to the contrary set forth in Section 2.3C.2 of the Agreement, the Indenture Trustee shall have no liability or obligation in respect of any failed Delivery, as

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   contemplated therein, other than with respect to a Delivery which fails as a result of any action or inaction on behalf of the Indenture Trustee.

5. The Agreement is hereby modified for purposes of SLM Student Loan Trust 2003-5 only as follows:

     (a)  Section 2.1 is amended by inserting the following:

     s. engaging or terminating any Broker-Dealers and taking other actions or all obligations required to be performed by the Administrator with respect to the Auction Rate Note Procedures (Appendix A-2) attached hereto, and

     t. calculating prior to the fifth Business Day of each month, the Student Loan Rate and notifying the Auction Agent, the Indenture Trustee and the Broker-Dealers promptly following the calcuation date.

     (b)  Section 2.2B is deleted and replaced with the following:

     B. The Administrator shall be responsible for performance of the duties of the Eligible Lender Trustee set forth in Section 5.4 of the Trust Agreement and the Administrator shall be entitled to hire an independent accounting firm to perform the duties described therein, the reasonable fees and expenses of which shall be paid by the Depositor.

     (c)  Section 2.2 is amended by inserting the following:

     E. With respect to the Swap Agreement and the Interest Rate Cap Agreement, the Administrator shall perform the notice obligations in the event of a default by the Swap Counterparty or the Interest Rate Cap Swap Counterparty.

     (d)  Section 2.3A is amended by inserting the following subsections:

          3. On the Closing Date, the Administrator, for the benefit of the Noteholders and the Trust, shall establish and maintain in the name of the Indenture Trustee an Eligible Deposit Account (the "Capitalized Interest Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Trust. The Capitalized Interest Account will initially be established as a segregated trust account in the name of the Indenture Trustee with the corporate trust department of the Indenture Trustee.

          4. On the Closing Date, the Administrator, for the benefit of the Noteholders and the Trust, shall establish and maintain in the name of the Indenture Trustee an Eligible Deposit Account (the "Future Distribution Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Trust. The Future Distribution Account will initially be established as a segregated trust account in the name of the Indenture Trustee with the corporate trust department of the Indenture Trustee.

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          5.   On the Closing Date, the Administrator, for the benefit of the
     Noteholders and the Trust, shall establish and maintain in the name of the Indenture Trustee an Eligible Deposit Account (the "Euro Account"), which shall be an interest bearing account bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Trust. The Euro Account will initially be established as a segregated trust account in the name of the Indenture Trustee with the corporate trust department of the London Paying Agent.

     (e) Section 2.3B is amended by including "Capitalized Interest Account," "Future Distribution Account" and "Euro Account" in the definition of "Trust Accounts." Section 2.3B is further amended by deleting the third sentence in its entirety and replacing it with the following: "Funds on deposit in the Trust Accounts (other than the Euro Account) shall be invested in Eligible Investments that mature so that such funds will be available on the Monthly Servicing Payment Date (to the extent necessary to pay the Primary Servicing Fee payable on such date) or the applicable Distribution Date." Funds on deposit in the Euro Account shall not be invested but shall bear interest at the prevailing available treasury rate.

     (f)  Section 2.4 is amended as follows:

          (i) In the sentence immediately preceding the proviso the word "Quarterly" is inserted immediately prior to "Distribution Date"; (ii) the last part of the sentence immediately preceding the proviso is changed from "a rate equal to the Federal Funds Rate less .20%" to "a rate equal to no less than the Federal Funds Rate less .20%."; and
          (iii) the following sentence is inserted at the end of the paragraph:

     "The Administrator shall also deposit into the Collection Account (a) on or before the fifteenth calendar day of each month, an amount sufficient to make the allocations described under Section 2.7E and (b) on or before the Business Day preceding each Distribution Date that is not a Quarterly Distribution Date any amounts required to make distributions on such Distribution Date not previously deposited pursuant to clause (a) above, in each case, to the extent it has collected such amounts during the related Collection Period."

     (g) Section 2.4 is amended as follows: the last part of the sentence immediately preceding the proviso is changed from "a rate equal to the Federal Funds Rate less 0.20%" to "a rate equal to no less than the Federal Funds Rate less 0.20%".

     (h) Section 2.6B is amended by inserting the word "Quarterly" immediately preceding "Distribution Date" in all instances and by changing the words "the sum of the Servicing Fee" in the first proviso to "the Primary Servicing Fee".

     (i)  Section 2.6 is amended by inserting the following subsection:

     D. The Administrator shall cause all payments payable to the Issuer from the Swap Counterparty to be deposited into the Euro Account. The Administrator shall also cause all amounts payable to the Trust from the Interest Rate Cap Swap Counterparty to be deposited into the Collection Account.

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     (j)  Section 2.7A is amended by inserting the following after the first sentence:

     On or before the Business Day immediately preceding each Distribution Date that is not a Quarterly Distribution Date, the Administrator shall calculate (i) all amounts required (a) to be deposited in the Collection Account from the Reserve Account and the Capitalized Interest Account and
     (b) Investment Earnings to be transferred from the Trust Accounts to the Collection Account and (ii) the amount to be distributed therefrom on the related Distribution Date.

     On or before the Business Day immediately preceding each Distribution Date, the Administrator shall calculate any amounts to be deposited in the Future Distribution Account from the Collection Account on the related Distribution Date with respect to each applicable entity and the amount to be withdrawn from the Future Distribution Account with respect to each applicable entity.

     (k)  Section 2.7B is deleted and replaced with the following:

     The Administrator shall instruct the Indenture Trustee in writing no later than the second Business Day preceding each Monthly Servicing Payment Date that is not a Quarterly Distribution Date (based on the information contained in the Administrator's Certificate and the related Servicer's Report delivered pursuant to Section 3.1 (A) and (B)) to distribute to the Servicer, by 1.00 p.m. (New York time) on such Monthly Servicing Payment Date, from and to the extent of funds on deposit in the Future Distribution Account (with respect to funds allocated to the Servicer) and, if amounts on deposit therein are insufficient, from Available Funds on deposit in the Collection Account, the Primary Servicing Fee due with respect to the preceding calendar month, and the Indenture Trustee shall comply with such instructions.

     (l)  Section 2.7C through 2.7G is deleted and replaced with the following:

     C. The Administrator shall instruct the Indenture Trustee in writing no later than one Business Day preceding each Quarterly Distribution Date (based on the information contained in the Administrator's Certificate and the related Servicer's Report delivered pursuant to Section 3.1A and 3.1C) to make the following deposits and distributions with respect to Notes that have a Distribution Date on the Quarterly Distribution Date, and in the case of a Quarterly Distribution Date that is not an Auction Rate Distribution Date for all of the Auction Rate Notes, allocations to the Future Distribution Account with respect to these Auction Rate Notes (for principal and Carry-over Amounts), to the Persons or to the account specified below by 1:00 p.m. (New York time) on such Quarterly Distribution Date (to the extent that funds are not required to be distributed pursuant to Section 5.4(b) of the Indenture), to the extent of the amount of Available Funds in the Collection Account plus amounts transferred from the Reserve Account pursuant to Section 2.8.1, and through the September 2004 Distribution Date, amounts transferred from the Capitalized Interest Account pursuant to Section 2.8.2 with respect to clauses 4(a), 4(c) and 5 below, and, as applicable, amounts on deposit in the Future Distribution Account, in the following order of priority, and the Indenture Trustee shall comply with such instructions:

     1.   to the Servicer, the Primary Servicing Fee due on such Distribution
          Date;

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     2.   to the Administrator, the Administration Fee due on such Distribution
          Date and all unpaid Administration Fees from prior Collection Periods;

     3. pro rata, to the Auction Agent, any Auction Agent Fees and to the Broker-Dealers, any Broker-Dealer Fees;

     4. pro rata, based on the aggregate principal balance (and, if the Swap Agreement is not in effect, the then current U.S. Dollar equivalent of the aggregate principal balance of the Class A-5 Notes) of the Notes (other than the Class A-5 Notes so long as the Swap Agreement is in effect) and the amount of any Swap Termination Payments and Swap Payments due and payable by the Trust to the Swap Counterparty under this clause (4):

          (a) to the Class A Noteholders (other than the Class A-5 Noteholders so long as the Swap Agreement is in effect), the Class A Noteholders' Interest Distribution Amount, pro rata, based on the amounts payable as Class A Noteholders' Interest Distribution Amount;

          (b) to the Swap Counterparty, the amount of any Swap Termination Payment due to the Swap Counterparty due to a Termination Event (as defined in the Swap Agreement) resulting from a payment default by the Trust or the bankruptcy or insolvency of the Trust; provided, that if any amounts allocable to the Class A Notes are not needed to pay the Class A Noteholders' Interest Distribution Amount as of such Distribution Date, such amounts will be applied to pay the portion, if any, of any Swap Termination Payment referred to above remaining unpaid; and

          (c) to the Swap Counterparty, Swap Interest Payments payable to the Swap Counterparty by the Trust;

     5. to the Class B Noteholders, the Class B Noteholders' Interest Distribution Amount, pro rata, based on the amounts payable as Class B Noteholders' Interest Distribution Amount;

     6. to the Class A-1 Noteholders until paid in full, the Class A Noteholders' Principal Distribution Amount;

     7. on each Distribution Date after the Class A-1 Notes have been paid in full, to the Class A-2 Noteholders until paid in full, any remaining Class A Noteholders' Principal Distribution Amount;

     8. on each Distribution Date after the Class A-2 Notes have been paid in full, to the Class A-3 Noteholders until paid in full, any remaining Class A Noteholders' Principal Distribution Amount;

     9. on each Distribution Date after the Class A-3 Notes have been paid in full, to the Class A-4 Noteholders until paid in full, any remaining Class A Noteholders' Principal Distribution Amount;

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     10.  on each Distribution Date after the Class A-4 Notes have been paid in full, (a) while the Swap Agreement is in effect, to the Swap Counterparty, any remaining Class A Noteholders' Principal Distribution Amount until Swap Principal Payments in an amount equal to the U.S. Dollar equivalent of the initial principal balance of the Class A-5 Notes (at the Initial Dollar/Euro Conversion Rate) have been made to the Swap Counterparty and (b) if the Swap Agreement is not in effect, to the Class A-5 Notes until paid in full, the Class A Noteholders' Principal Distribution Amount;

     11. on each Distribution Date after Swap Principal Payments in an amount equal to the U.S. Dollar equivalent of the initial principal balance of the Class A-5 Notes (at the Initial Dollar/Euro Conversion Rate) have been made to the Swap Counterparty, to the Class A-6 Notes, the Class A-7 Notes, the Class A-8 Notes and the Class A-9 Notes until paid in full, pro rata, by lots of $50,000, any remaining Class A Noteholders' Principal Distribution Amount, subject to the terms of clause G below;

     12. on each Distribution Date after all of the Class A Notes have been paid in full and Swap Principal Payments in an amount equal to the U.S. Dollar equivalent of the initial principal balance of the Class A-5 Notes (at the Initial Dollar/Euro Conversion Rate) have been made to the Swap Counterparty, to the Class B Noteholders until paid in full, by lots of $50,000, the Class B Noteholders' Principal Distribution Amount, subject to the terms of clause G below;

     13. to the Reserve Account, the amount, if any, necessary to reinstate the balance of the Reserve Account to the Specified Reserve Account Balance;

     14. to the Servicer, the aggregate unpaid amount of the Carryover Servicing Fee, if any;

     15. to the Class A Auction Rate Noteholders, pro rata, any Carry-over Amounts due the Class A Notes;

     16.  to the Class B Noteholders, any Carry-over Amounts due the Class B
          Notes;

     17. sequentially, first, to the Swap Counterparty, the amount of any Swap Termination Payments due to the Swap Counterparty by the Trust and not payable in clause 4(b) above; and second, to the Interest Rate Cap Swap Counterparty the amount of any termination payments due to the Interest Rate Cap Swap Counterparty by the Trust in the event of a termination of the Interest Rate Cap Agreement; and

     18. to the Excess Distribution Certificate holder, any remaining amounts after application of the preceding clauses.

     Notwithstanding anything to the contrary herein, amounts that would be paid to the Swap Counterparty pursuant to clause 4, 10 or 17 above will be determined on or before the fourth Business Day preceding each Quarterly Distribution Date and will be paid by the Trust to the

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Swap Counterparty on the third Business Day preceding each Quarterly
Distribution Date to the same extent and with the same priority as if they were made on the applicable Quarterly Distribution Date.

     On each Quarterly Distribution Date that is not an Auction Rate Distribution Date for one or more classes of Auction Rate Notes, in lieu of making payments on that date of principal and Carry-over Amounts to those classes of Auction Rate Notes that do not have a Distribution Date on such Quarterly Distribution Date, the Administrator shall cause those amounts to be deposited into the Future Distribution Account.

     In the event that a Swap Termination Payment is owed by the Trust to the Swap Counterparty and a Replacement Transaction (as defined in the Swap Agreement) is procured by the Trust under which the replacement Swap Counterparty makes a payment to the Trust, the Administrator shall instruct the Indenture Trustee to pay that amount directly to the original Swap Counterparty to the extent that a payment is owed by the Trust to the Swap Counterparty. If after making that payment, the original Swap Counterparty is still owed a payment, then the remaining amount will be paid as set forth in clause 17 above.

     Notwithstanding the foregoing, (x) if (a) on any Quarterly Distribution Date following distributions under clauses 1 through 11 above to be made on such Quarterly Distribution Date, without giving effect to payments from the Capitalized Interest Account to the Class B Notes, the Outstanding Amount of the Class A Notes would be in excess of (i) the outstanding principal balance of the Trust Student Loans plus (ii) any accrued but unpaid interest on the Trust Student Loans as of the last day of the related Collection Period plus (iii) the balance of the Reserve Account on such Distribution Date following such distributions minus (iv) the Specified Reserve Account Balance for that Quarterly Distribution Date, or (b) an Event of Default affecting the Class A Notes has occurred and is continuing, then, until the conditions described in
(a) or (b) no longer exist, amounts on deposit in the Collection Account and the Reserve Account shall be applied on such Distribution Date to the payment of the Class A Noteholders' Distribution Amount before any amounts are applied to the payment of the Class B Noteholders' Distribution Amount; and (y) in the event the Trust Student Loans are not sold pursuant to Section 6.1A, to pay as an accelerated payment of principal balance of the Notes, first to the Class A Noteholders in the same order and priority as is set forth in Sections 2.7C.6 through C.11 until the principal amount of the Class A Notes is paid in full and reduced to zero, provided that the amount of such distribution shall not exceed the outstanding principal balance of the Class A Notes or the Class B Notes, as applicable, after giving effect to all other payments in respect of principal of Class A Notes and Class B Notes to be made on such date.

     D. If the Swap Agreement is not in effect, the Administrator shall instruct the applicable Paying Agent in writing no later than the Business Day preceding each Quarterly Distribution Date to distribute all amounts on deposit in the Euro Account to the Class A-5 Noteholders on that Quarterly Distribution Date. The Administrator shall cause U.S. Dollars to be converted into Euros in amounts sufficient to make the distributions specified in this Agreement and the Indenture. If the Swap Agreement is in effect, the Administrator shall instruct the applicable Paying Agent in writing no later than the Business Day preceding the date on which the payments are due to the Swap Counterparty under the Swap Agreement to distribute all amounts on deposit in the Euro Account to the Swap Counterparty.

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     E.   On or prior to the fifth business day of each month, the Administrator shall instruct the Indenture Trustee to make the following allocations on or before the fifteenth calendar day of the same month with funds on deposit in the Collection Account in the following order of priority:

     1. deposit into the Future Distribution Account for the Servicer and the Administrator, pro rata, the amount of the Servicing Fee and Administration Fee that will accrue for the related calendar month plus any previously accrued and unpaid or set aside Servicing Fee and Administration Fee;

     2. deposit into the Future Distribution Account, pro rata, for the Auction Agent and the Broker-Dealers an amount equal to their Auction Agent Fees and Broker-Dealer Fees, respectively, expected to be payable from the calendar day after the current calendar month's Quarterly Distribution Date through the following month's Quarterly Distribution Date or Monthly Servicing Payment Date, as the case may be, plus previously accrued and unpaid or set aside Auction Agent Fees and Broker-Dealer Fees;

     3. deposit into the Future Distribution Account, pro rata, for (a) each class of the Class A Notes an amount equal to interest expected to accrue on the Class A Notes from the calendar day after the current calendar month's Quarterly Distribution Date through the following month's Quarterly Distribution Date or Monthly Servicing Payment Date, as the case may be, plus previously accrued and unpaid or set aside interest and (b) the Swap Counterparty an amount equal to Swap Interest Payments to the Swap Counterparty expected to accrue from the day after the current calendar month's Quarterly Distribution Date through the following month's Quarterly Distribution Date or Monthly Servicing Payment Date, plus previously accrued and unpaid or set aside Swap Interest Payments plus Swap Termination Payments under
          Section 2.7C.4(b); and

     4. deposit into the Future Distribution Account for the Class B Notes, an amount equal to interest expected to accrue on the Class B Notes from the day after the current calendar month's Quarterly Distribution Date through the following month's Quarterly Distribution Date or Monthly Servicing Payment Date, plus previously accrued and unpaid or set aside interest.

     F. On each Auction Rate Distribution Date that is not a Quarterly Distribution Date, the Administrator shall instruct the Indenture Trustee to make the following distributions in the following order of priority:

     1. from amounts deposited in the Future Distribution Account that were allocated to the Auction Agent and the Broker- Dealers, and then from amounts on deposit in the Collection Account, pro rata, to the Auction Agent and the Broker-Dealers, the Auction Agent Fees of the Auction Agent and the Broker-Dealer Fees of the Broker-Dealers;

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     2.   from amounts deposited in the Future Distribution Account for the benefit of the Class A Notes with a Distribution Date on this Auction Rate Distribution Date, and then from amounts on deposit in the Collection Account, pro rata, to the Class A Notes with a Distribution Date on this Auction Rate Distribution Date, an amount equal to interest payable on these Class A Notes; and

     3. from amounts deposited in the Future Distribution Account that were allocated to the Class B Notes on account of interest, and then from amounts on deposit in the Collection Account, to the Class B Notes if they have a Distribution Date on this Auction Rate Distribution Date, an amount equal to interest payable on the Class B Notes.

     All amounts deposited in the Future Distribution Account shall be deposited therein for the benefit of an entity or a class of Notes. Each such amount shall only be distributable to the entity or the class of Notes for whom it was so deposited. Amounts on deposit in the Future Distribution Account with respect to principal and Carry-Over Amounts allocated to the Auction Rate Notes shall be paid to the Auction Rate Notes on their Auction Rate Distribution Dates.

     G. If less than all of the Class A Auction Rate Notes are to be paid or allocated principal sufficient to repay them in full on a Quarterly Distribution Date, the Administrator shall determine the particular classes of Class A Auction Rate Notes which will be paid or allocated principal on a Quarterly Distribution Date. The Administrator shall make such determination as follows:
(1) first, the Administrator shall compute the number of $50,000 increments of principal that are available to be paid or allocated to the Class A Auction Rate Notes and (2) second, the Administrator shall pay or allocate such $50,000 increments in a manner that will preserve as nearly as practicable, the respective original proportions of such Classes that remain outstanding, with any excess increment that cannot be so paid or allocated being chosen by random lot.

     If less than all of the Auction Rate Notes of a given class are to be paid or allocated principal on a Quarterly Distribution Date in amount sufficient to pay such class in full, the particular Auction Rate Notes to be paid shall be selected by the Administrator by random lots of $50,000. If there are any amounts available to pay or allocated principal to the Class A Auction Rate Notes or Class B Auction Rate Notes, as applicable that are not in $50,000 increments, the Administrator shall deposit such amounts to the Future Distribution Account to pay principal to the Class A Auction Rate Notes or Class B Auction Rate Notes, as applicable, in the future.

     (m)  Section 2.8 is deleted and replaced with the following:

SECTION 2.8.1 RESERVE ACCOUNT.

     A. On the Closing Date, the Issuer shall deposit the Reserve Account Initial Deposit into the Reserve Account.

     B.1. In the event that the Primary Servicing Fee for any Monthly Servicing Payment Date or Distribution Date exceeds the amount distributed to the Servicer pursuant to Sections 2.7B and 2.7C.1 on such Monthly Servicing Payment Date or Quarterly Distribution Date, the Administrator shall instruct the Indenture Trustee

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          in writing to withdraw from the Reserve Account on such Monthly
          Servicing Payment Date or Quarterly Distribution Date an amount equal to such excess, to the extent of funds available therein, and to distribute such amount to the Servicer; provided, however, that, except as provided in Section 2.8.1D, amounts on deposit in the Reserve Account will not be available to cover any unpaid Carryover Servicing Fees to the Servicer.

     2. In the event that the Available Funds are insufficient to make the payments described under Sections 2.7C.1 through 2.7C.5 (after giving effect to Section 2.7F), the Administrator shall instruct the Indenture Trustee in writing to withdraw from the Reserve Account on each Quarterly Distribution Date an amount equal to such excess, to the extent of funds available therein after giving effect to paragraph
          B.1 above, and to distribute such amounts in the same order and priority as is set forth in Sections 2.7C.1 through 2.7C.5.

     3. In the event that the Class A Noteholders' Principal Distribution Amount on the Note Final Maturity Date with respect to any class of Class A Notes exceeds the amount distributed to such Class A Noteholders pursuant to Section 2.7C.6, 2.7C.7, 2.7C.8, 2.7C.9, 2.7C.10, or 2.7C.11 on such date, the Administrator shall instruct the Indenture Trustee in writing to withdraw from the Reserve Account on such Note Final Maturity Date an amount equal to such excess, to the extent of funds available therein after giving effect to paragraphs
          B.1 and B.2 above, and to distribute such amount to the Class A Noteholders entitled thereto, in the same order and priority as is set forth in Sections 2.7C.6 through 2.7C.11.

     4. In the event that the Class B Noteholders' Principal Distribution Amount on the Class B Maturity Date exceeds the amount distributed to the Class B Noteholders pursuant to Section 2.7C.12 on such date, the Administrator shall instruct the Indenture Trustee in writing to withdraw from the Reserve Account on the Class B Maturity Date an amount equal to such excess, to the extent of funds available therein after giving effect to paragraphs B.1 through B.3 above, and to distribute such amount to the Class B Noteholders entitled thereto.

     C.1. After giving effect to Section 2.8.1B, if the amount on deposit in the Reserve Account on any Distribution Date (after giving effect to all deposits or withdrawals therefrom on such Distribution Date other than pursuant to this paragraph C) is greater than the Specified Reserve Account Balance for such Distribution Date, the Administrator shall instruct the Indenture Trustee in writing to withdraw the amount on deposit in excess of the Specified Reserve Account Balance and deposit such amount into the Collection Account.

     D. On the final Distribution Date upon termination of the Trust and following the payment in full of the aggregate outstanding principal balance of the Notes and of all other amounts (other than Carryover Servicing Fees, Carry-over Amounts and Swap Termination Payments) owing or to be distributed hereunder or under the

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          Indenture to Noteholders, the Servicer, the Swap Counterparty or the
          Administrator, to the extent that Available Funds on such date are insufficient to make the following payments, amounts remaining in the Reserve Account shall be used first to pay any Carryover Servicing Fees, second to pay any Class A Carry-over Amounts to the Class A Noteholders, third to pay any Class B Carry-over Amounts to the Class B Noteholders, and fourth to pay any Swap Termination Payments not previously paid to the Swap Counterparty. Any amount remaining on deposit in the Reserve Account after such payments have been made shall be distributed to the Excess Distribution Certificateholder. The Excess Distribution Certificateholder shall in no event be required to refund any amounts properly distributed pursuant to this Section 2.8.1D.

     E. Anything in this Section 2.8.1 to the contrary notwithstanding, if the market value of securities and cash in the Reserve Account is on any Distribution Date sufficient to pay the remaining principal amount of and interest accrued on the Notes, and to pay any unpaid Carryover Servicing Fee, Swap Termination Payment, and Carry-over Amounts, such amount will be so applied on such Distribution Date and the Administrator shall instruct the Eligible Lender Trustee and the Indenture Trustee to make such payments.

SECTION 2.8.2 CAPITALIZED INTEREST ACCOUNT.

     A. On the Closing Date, the Issuer shall deposit the Capitalized Interest Account Initial Deposit into the Capitalized Interest Account.

     B.1. In the event that the Class A Noteholders' Interest Distribution Amount, any required Swap Payments and the Class B Noteholders' Interest Distribution Amount for any Distribution Date through the September 2004 Distribution Date exceeds the amounts distributed to the Noteholders or the Swap Counterparty pursuant to Sections 2.7C.4(a), 2.7C.4(c) and 2.7C.5 on a Quarterly Distribution Date or the Class A Noteholders' Interest Distribution Amount or the Class B Noteholders' Interest Distribution Amount on any other Distribution Date, the Administrator shall instruct the Indenture Trustee in writing to withdraw from the Capitalized Interest Account an amount equal to such excess, to the extent of funds available therein, and to distribute such amount first, pro rata based on the amounts of such shortfalls to the Class A Noteholders until they have received the Class A Noteholders' Interest Distribution Amount for that Distribution Date second, to the Swap Counterparty until it has received the related required Swap Payments and third, to the Class B Noteholders until they have received the Class B Noteholders' Interest Distribution Amount for that Distribution Date.

     B.2. After giving effect to Section 2.8.2B.1 on the September 2004 Distribution Date, the Administrator shall instruct the Indenture Trustee in writing to withdraw any amounts remaining from the Capitalized Interest Account and to distribute such amount to the Depositor or its assignee, as Holder of the Excess Distribution Certificate, excluding any Investment Earnings to be transferred to the Collection Account on such Distribution Date.

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     (n)  Section 2.9.e is deleted, and Sections 2.9.f-j are redesignated as
     Sections 2.9.e-i and the following is inserted as Section 2.9.j:

          j.   [RESERVED];

     (o) The first sentence of the first paragraph after Section 2.9.n is deleted and replaced with the following:

     Each amount set forth pursuant to clauses (a), (b), (c), (d), (h), (i) and
(l) above shall be expressed as a factor per thousand of the outstanding principal balance of a Note (other than with respect to the Class A-5 Notes, which amount shall be expressed as a factor per thousand of the outstanding principal balance of the Class A-5 Notes.

     (p) The word "Quarterly" shall be inserted in front of "Distribution Date" in Section 2.12 and Section 3.1.

     (q) The last sentence of Section 3.1D is deleted and replaced with the following:

     In connection therewith, the Administrator shall calculate LIBOR and EURIBOR for the first Accrual Period and One-Month and, Three-Month LIBOR and Three-Month EURIBOR in accordance with the definitions thereof. In addition, the Administrator hereby accepts the delegation to it of the obligations of the "Calculation Agent" under any Interest Rate Cap Agreement to which the Trust is a party.

     (r) The "or" is deleted from subparagraph 4.2 (ii) and the "." is deleted from subparagraph 4.2 (iii) and is replaced with ";".

     (s)  A new subparagraph, 4.2 (iv), is inserted as follows:

     and

     (iv) any claim for failure to comply with the provisions of 34 CFR Sec. 682.203(b) (other than for the Eligible Lender Trustee's failure to qualify as an eligible lender under the Act).

     (t) The "25%" in Section 5.1.B. and in the first clause following Section 5.1C are deleted and replaced with "50%".

     (u)  Sections 6.1A and B are deleted and replaced with the following:

SECTION 6.1 TERMINATION.

     A. OPTIONAL PURCHASE OF ALL TRUST STUDENT LOANS. The Administrator shall notify the Servicer, the Depositor and the Indenture Trustee in writing, within 15 days after the last day of any Collection Period as of which the then outstanding Pool Balance is 12% or less of the Initial Pool Balance, of the percentage that the then outstanding Pool Balance bears to the Initial Pool Balance. As of the last day of any Collection Period immediately preceding a Distribution Date as of which the then outstanding Pool Balance is 10% or less of the Initial Pool Balance, the

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Eligible Lender Trustee on behalf and at the direction of the Servicer, or any other "eligible lender" (within the meaning of the Higher Education Act) designated by the Servicer in writing to the Eligible Lender Trustee and the Indenture Trustee, shall have the option to purchase the Trust Estate, other than the Trust Accounts. To exercise such option, the Servicer shall deposit pursuant to Section 2.6 in the Collection Account an amount equal to the aggregate Purchase Amount for the Trust Student Loans and the related rights with respect thereto, plus the appraised value of any such other property held by the Trust other than the Trust Accounts, such value to be determined by an appraiser mutually agreed upon by the Servicer, the Eligible Lender Trustee and the Indenture Trustee, and shall succeed to all interests in and to the Trust; provided, however, that the Servicer may not effect such purchase if such aggregate Purchase Amounts do not equal or exceed the Minimum Purchase Amount plus any amount owing to the Swap Counterparty for Swap Payments or Swap Termination Payments and any Carryover Servicing Fees. In the event the Servicer fails to notify the Eligible Lender Trustee and the Indenture Trustee in writing prior to the acceptance by the Indenture Trustee of a bid to purchase the Trust Estate pursuant to Section 4.4 of the Indenture that the Servicer intends to exercise its option to purchase the Trust Estate, the Servicer shall be deemed to have waived its option to purchase the Trust Estate as long as the Servicer has received 5 business days' notice from the Indenture Trustee as provided in
Section 4.4 of the Indenture.

     (v) Section 8.5 is amended by inserting at the end of the first paragraph the following:

     and that such action will not materially adversely affect (i) the Trust's ability to enforce or protect its rights or remedies under any swap agreement, (ii) the ability of the Trust to timely and fully perform its obligations under any swap agreement or (iii) any of the Trust's obligations under any swap agreement or any swap transaction under such agreement. Any such amendment, modification or supplement without the consent of the Swap Counterparty shall not be binding on the Swap Counterparty.

     The parties hereto acknowledge and agree that, pursuant to Section 5(h) of the Schedule to the Swap Agreement, the Trust has agreed (a) not to enter into any amendment, modification or supplement to this Agreement or any other Basic Document that would materially adversely affect (i) the Swap Counterparty's ability to enforce or protect its rights or remedies under the Swap Agreement,
(ii) the ability of the Trust to timely and fully perform its obligations under the Swap Agreement, or (iii) any of the terms of this Agreement (including this supplement) which relates to payments to or rights of the Swap Counterparty under the Basic Documents and (b) to obtain the written consent of the Swap Counterparty to any such amendment, modification or supplement. Any such amendment, modification or supplement without the written consent of the Swap Counterparty shall be void and unenforceable.

     Accordingly, the parties hereto acknowledge and agree that the Swap Counterparty is a third party beneficiary of this Agreement (including this supplement) to the extent of its rights under the Swap Agreement in respect of this Agreement and shall be entitled to enforce such rights under this Agreement (including this supplement). Notices to the Swap Counterparty under this Section 6 shall be addressed to the Swap Counterparty at the address listed in the Swap Agreement.

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

6. Each of the parties named on the signature pages to this Supplement by execution of this Supplement agrees, for the benefit of the Administrator and the other signatories hereto, to be bound by the terms of the Agreement in connection with the Trust, this Supplement and the other Basic Documents to the extent reference is made in the Agreement to such party. The rights and obligations of such parties under the Agreement resulting from the execution of this Supplement (other than the Depositor) shall be applicable only with respect to the Trust, this Supplement and the other Basic Documents.

7. This Supplement shall be construed in accordance with the laws of the State of New York, without reference to the conflict of law provisions thereof, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

8. This Supplement may be executed in counterparts, each of which when so executed shall together constitute but one and the same instrument.

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

     IN WITNESS WHEREOF, the parties hereto have caused this Supplement to be duly executed and delivered as of the date first above written.

                          SLM FUNDING LLC


                          By:  /s/ MARK L. HELEEN
                          Name:     Mark L. Heleen
                          Title:    Vice President

                          SALLIE MAE SERVICING L.P.


                          By: SALLIE MAE, INC.,
                          Its general partner


                          By:  /s/ J. LANCE FRANKE
                          Name:    J. Lance Franke
                          Title:   Vice President


                          SLM STUDENT LOAN TRUST 2003-5

                          By: CHASE MANHATTAN BANK USA,
                          NATIONAL ASSOCIATION, not in its individual
                          capacity but solely as Eligible Lender Trustee


                          By:   /s/ JOHN J. CASHIN
                          Name:  John J. Cashin
                          Title: Vice President

                          CHASE MANHATTAN BANK USA, NATIONAL
                          ASSOCIATION, not in its individual capacity but solely as Eligible Lender Trustee


                          By:    /s/ JOHN J. CASHIN
                          Name:   John J. Cashin
                          Title:  Vice President


                          THE BANK OF NEW YORK,
                          not in its individual capacity but solely as Indenture Trustee


                          By:    /s/ ERIC A. LINDAHL
                          Name:  Eric A. Lindahl
                          Title: Agent

The Administrator hereby acknowledges receipt of the foregoing Supplement and hereby confirms to the Depositor and the other signatories to the foregoing Supplement that the representations of the Administrator contained in Article V of the Agreement are true and correct as of the date of such Supplement.

STUDENT LOAN MARKETING ASSOCIATION


By:   /s/ MICHAEL E. SHEEHAN
Name:  Michael E. Sheehan
Title: Vice President

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